MERRILL LYNCH Investment Managers


                    MERRILL LYNCH INTERNET STRATEGIES FUND

--------------------------------------------------------------------------

                    **REMINDER REGARDING YOUR INVESTMENT**
--------------------------------------------------------------------------


                                                               August 15, 2001

Dear Shareholder:

Recently we sent you proxy material regarding the Special Meeting of Stockholders to take place on August 31st, 2001. The proxy seeks your vote in connection with the proposal to approve or disapprove the Agreement and Plan of Reorganization among Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Internet Strategies Fund, Inc. and Master Internet Strategies Trust. The Fund's records indicate that we have not received your important vote in connection with this proposal. We urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the Meeting as scheduled and avoid the possibility of an adjournment. In order for your shares to be represented, we must receive your instructions on or before Friday, August 31, 2001.

               EVERY VOTE COUNTS, WE NEED YOUR VOTE IMMEDIATELY!

For your convenience, we have established four easy methods by which to register your vote:

         1.  By Phone:        Please call Georgeson Shareholder toll free
                              at 1-888-742-6722. Representatives are
                              available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

         2.  By Internet:     Visit www.proxyvote.com. Once there, enter
                              the 12-digit control number located on your proxy card.

         3.  By Fax:          Fax your signed proxy ballot anytime to
                              1-800-733-1885.

         4.  By Mail:         Return your executed proxy in the enclosed
                              postage paid envelope. Please utilize this option only if methods 1, 2 and 3 are unavailable, as we may not receive your executed proxy by August 31, 2001.

If you have any questions regarding the meeting agenda or the execution of your proxy, please call Georgeson Shareholder at 1-888-742-6722.

Thank you for your prompt attention.

                                                              REG

MERRILL LYNCH Investment Managers


                    MERRILL LYNCH INTERNET STRATEGIES FUND


------------------------------------------------------------------------------

                    **REMINDER REGARDING YOUR INVESTMENT**
------------------------------------------------------------------------------

                                                               August 15, 2001


Dear Shareholder:

Recently we sent you proxy material regarding the Special Meeting of Stockholders to take place on August 31st, 2001. The proxy seeks your vote in connection with the proposal to approve or disapprove the Agreement and Plan of Reorganization among Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Internet Strategies Fund, Inc. and Master Internet Strategies Trust. The Fund's records indicate that we have not received your important vote in connection with this proposal. We urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the Meeting as scheduled and avoid the possibility of an adjournment. In order for your shares to be represented, we must receive your instructions on or before Friday, August 31, 2001.

               EVERY VOTE COUNTS, WE NEED YOUR VOTE IMMEDIATELY!

For your convenience, we have established three easy methods by which to register your vote:

         1.  By Touchtone:    Please refer to the "800" number printed on
                              your voting instruction form.

         2.  By Internet:     Visit  www.proxyvote.com.  Once  there, enter the
                              12-digit control number located on your proxy card.

         3.  By Mail:         Return your  executed  proxy in the enclosed
                              postage paid envelope. Please utilize this option only if methods 1 and 2 are unavailable, as we may not receive your executed proxy by August 31, 2001.

If you have any questions regarding the meeting agenda or the execution of your proxy, please call Georgeson Shareholder at 1-888-742-6722.

Thank you for your prompt attention.

                                                                           OBO

MERRILL LYNCH Investment Managers



                    MERRILL LYNCH INTERNET STRATEGIES FUND


------------------------------------------------------------------------------

                    **REMINDER REGARDING YOUR INVESTMENT**
------------------------------------------------------------------------------

                                                               August 15, 2001


Dear Shareholder:

Recently we sent you proxy material regarding the Special Meeting of Stockholders to take place on August 31st, 2001. The proxy seeks your vote in connection with the proposal to approve or disapprove the Agreement and Plan of Reorganization among Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Internet Strategies Fund, Inc. and Master Internet Strategies Trust. The Fund's records indicate that we have not received your important vote in connection with this proposal. We urge you to act promptly in order to allow us to obtain a sufficient number of votes to hold the Meeting as scheduled and avoid the possibility of an adjournment. In order for your shares to be represented, we must receive your instructions on or before Friday, August 31, 2001.

               EVERY VOTE COUNTS, WE NEED YOUR VOTE IMMEDIATELY!

For your convenience, we have established three easy methods by which to register your vote:

         1.  By Phone:        Please call Georgeson Shareholder toll free
                              at 1-888-742-6722. Representatives are
                              available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

         2.  By Internet:     Visit www.proxyvote.com. Once there, enter
                              the 12-digit control number located on your proxy card.


         3.  By Mail:         Return your executed proxy in the enclosed
                              postage paid envelope. Please utilize this option only if methods 1 and 2 are unavailable, as we may not receive your executed proxy by August 31, 2001.

If you have any questions regarding the meeting agenda or the execution of your proxy, please call Georgeson Shareholder at 1-888-742-6722.

Thank you for your prompt attention

                                                                          NOBO








                                      2